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                                                              Exhibit 10(LX)(04)


                                   EXHIBIT 4B

                          REGISTRATION RIGHTS AGREEMENT

         AGREEMENT, dated as of the 12th day of August, 1998, by and between THE AMERICAN NATIONAL RED CROSS, a charitable and not-for-profit corporation having its principal offices in Falls Church, Virginia 22042 ("ARC") and VIRAGEN, INC., a Delaware corporation having its principal offices at 865 SW. 78th Avenue, Suite 100, Plantation, Florida 33324 (the "Company").

         WHEREAS, simultaneously with the execution and delivery of this Registration Rights Agreement, ARC, the Company and Viragen U.S.A., Inc. ("VUSA") are entering into an Agreement made and entered into as of August 12, 1998, (the "Agreement"), which provides, INTER ALIA, for ARC to have the right to receive payments for ARC buffycoats in cash or shares of Common Stock of the Company (such shares of Common Stock as may be issued pursuant to such election by ARC is hereinafter be referred to as the "Shares"), and for the issuance of up to 500,000 shares of Common Stock upon exercise of a warrant dated even date therewith (the "Warrant") upon the terms and conditions set forth in the Agreement and the Warrant (such shares of Common Stock as may be issued upon exercise of the Warrant is hereinafter referred to as the "Warrant Stock"); and

         WHEREAS, the Company desires to grant to ARC the registration rights set forth here in with respect to the Shares and the Warrant Stock:

         1. REQISTRABLE SECURITIES. As used herein the term "Registrable Security" means collectively, the Shares and the Warrant Stock; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination,
(i) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of pursuant thereto, or (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 1.

         2. PIGGYBACK REGISTRATION. If, at any time, the Company proposes to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering equity or debt securities of the Company, or any such securities of the Company held by its stockholders (in any such case, other than in connection with a merger, acquisition or pursuant



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to Form S-8 or successor form) (for purposes of this Article 2, collectively, a
"Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice") at least thirty (30) days prior to the filing of each such Registration Statement to ARC. Upon the written request of ARC, made within twenty (20) days after receipt of the Notice, that the Company include any of the Shares and/or Warrant Stock in the proposed Registration Statement (provided in the case of a request with regard to the Shares that VUSA and ARC have executed mutually agreeable two-year buffycoat pricing schedules and rebate programs as contemplated in the Agreement), the Company shall use its best efforts to effect the registration under the Securities Act of the resale of the Shares and/or Warrant Stock which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to ARC except as provided in Section 4E) hereof.

         Notwithstanding the provisions of this Article 2, (i) the Company shall have the right at any time after it shall have given written notice pursuant to this Article 2 (irrespective of whether any written request for inclusion of the Shares shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof; (ii) if the Company's managing underwriter, if any, of the offering for which a Registration Statement has been filed so requests in writing, the Shares shall not be offered or sold until the expiration of a date not to exceed 90 days from the effective date of the offering that gave rise to the Piggyback Registration, but any such request and deferral of the offer and sale shall not affect the Company's obligation to register for resale under the Securities Act the Shares.

         In the event of the termination of the Agreement by the Company and/or VUSA pursuant to Section 6.2 thereof, the registration rights provided by this
Article 2 shall simultaneously terminate; and in the event of suspension of the Agreement pursuant to Section 6.1(d) thereof, such registration rights shall be correspondingly suspended. The termination or suspension of this Agreement shall not affect the Company's and/or VUSA's obligations hereunder with respect to (i) Warrant Stock that ARC has a vested right to acquire and/or Shares or (ii) Warrant Stock and/or Shares subject to a then effective Registration Statement.

         3. DEMAND REGISTRATION. As set forth in the Warrant, there is provided to ARC the right to purchase up to 500,000 Shares of Common Stock of the Company which shall vest as to certain shares of Warrant Stock at various dates commencing with August 12, 1998 through August 12, 2004. At the time of vesting of each tranche of Warrant Stock as provided in the Warrant, ARC shall have the right (which right is in addition to the Piggyback Registration provided for under Article 2 hereof), exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Commission on one occasion as to the Warrant Stock included in the tranche which shall have vested, at the sole expense of the Company (except as provided in Section 4(b)), a Registration Statement so as to permit a public offering and sale of the Warrant Stock.





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         As set forth in the Agreement, ARC has the right to receive certain payments for ARC buffycoats in Shares. ARC shall have the right upon each election to receive such Shares (which right is in addition to the Piggyback Registration provided for in Article 2 hereof), and in the event the Company has not theretofore included the Shares in any other current Registration Statement, to have the Company prepare and file with the Commission, at the sole expense of the Company (except as provided in Section 4(b)), a Registration Statement so as to permit a public offering and sale of the Shares.

         Once effective, the Company will be required to maintain the effectiveness of the Registration Statement with respect to each tranche of the Warrant Stock or Shares registered in connection therewith until the earlier of
(i) the date that all of the Warrant Stock and/or the Shares have been sold, or
(ii) the date that all holders of Warrant Stock and/or Shares receive an opinion of counsel to the Company that all of the Warrant Stock and/or Shares may be freely traded without registration under the Securities Act, under Rule 144 promulgated under the Securities Act or otherwise. If ARC shall give notice to the Company at any time of its desire to exercise the registration right granted pursuant to this Article 3, then the Company shall use its best efforts to effect, as soon as practicable and in any event within the time period specified in Section 4(a)(i) hereof, the registration under the Securities Act of all Warrant Stock and/or the Shares that ARC may request to be so registered.

         If ARC indicates that it intends to distribute the Warrant Stock and/or the Shares covered by its Demand Registration Request by means of an underwriting, ARC shall so advise the Company as a part of the notice given pursuant to this Section 3. In the event of any underwritten public offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The underwriter will be selected by ARC and shall be an underwriter reasonably acceptable to the Company.

         If at any time the Company registers any Warrant Stock and/or the Shares under the Securities Act pursuant to this Section 3, the sale or other disposition of such Warrant Stock and/or the Shares by ARC may be made pursuant to a Registration Statement on Form S-3 under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission, such Registration Statement shall be filed as a "shelf" registration statement pursuant to Rule 415 under the Securities Act (or any successor rule). Any such shelf registration shall cover the disposition of the Warrant Stock and/or the Shares in one or more underwritten offerings, block transactions, broker transactions, at-market transactions and in such other manner or manners as may be specified by ARC. The Company shall use its best efforts to keep such "shelf" registration continuously effective as long as the delivery of a prospectus is required under the Securities Act in connection with the disposition of the Warrant Stock and/or the Shares registered thereby and in furtherance of such obligation, shall supplement or amend such Registration Statement if, as and when required by the rules, regulations and instructions applicable to the form used by the




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Company for such registration or by the Securities Act or by any other rules and regulations thereunder applicable to shelf registrations.

         Nothing herein shall require the Company to undergo an audit, other than in the ordinary course of business.

         In the event of the termination of the Agreement by the Company and/or VUSA pursuant to Section 6.2 thereof, or in the event of the early termination, non-renewal or suspension of the Agreement pursuant to Section 6.1 thereof, the registration rights provided by this Article 3 shall simultaneously terminate or be suspended, as the case may be. The termination or suspension of this Agreement shall not affect the Company's and/or VUSA's obligations hereunder with respect to (i) Warrant Stock that ARC has a vested right to acquire and/or Shares or (ii) Warrant Stock and/or Shares subject to a then effective Registration Statement.

         4. COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. The Company covenants and agrees as follows:

                  (a) (i) In connection with any registration under Articles 2 and 3 hereof, the Company shall use its best efforts to file the Registration Statement as expeditiously as possible, but in no event later than forty-five
(45) days following receipt of any Notice or Demand Registration Request therefor. The Company shall use its best efforts to cause the Registration Statement to become effective as promptly as possible and, if any stop order shall be issued by the Commission or order suspending qualification or registration in any state in connection therewith, to use its reasonable efforts to obtain the removal of such order. Following the effective date of a Registration Statement, the Company shall, upon the request of ARC, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, any supplements or amendments thereto, and other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by ARC to permit ARC to make a public distribution of ARC's Registrable Securities. ARC shall furnish the Company in a timely manner with all information required by the applicable rules and regulations of the Commission concerning the proposed method of sale or other disposition of such Registrable Securities and such other information as may be reasonably requested by the Company in writing properly to prepare and file such Registration Statement, or any prospectus, supplement or amendment thereto in accordance with the applicable provisions of the Securities Act.

                           (ii) The Company shall prepare and file with the
Commission such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.





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                           (iii) Prior to filing the Registration Statement or a
prospectus or any amendments or supplements thereto, the Company shall furnish ARC with copies of all such documents proposed to be filed, which documents will be made available, on a timely basis, for review by ARC and its counsel, and ARC and its counsel shall furnish comments thereon, if any, within five business days of receipt of such Registration Statement, prospectus, amendments or supplements.

                           (iv) The Company shall promptly advise ARC and
confirm such advice in writing, (1) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective,
(2) of any comments by the Commission, by the National Association of Securities Dealers, Inc. ("NASD"), and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by any such entity for amendments or supplements to such Registration Statement or prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contained herein cease to be true and correct in all material respects, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (6) at any time when a prospectus is required to be delivered under the Securities Act, that such Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they are made, not misleading.

                           (v) Notwithstanding the provision under Section
4(a)(i) hereof, if, at the time the Demand Registration Request is given to the Company under Article 3 hereof, the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or similar transaction and in the written opinion of counsel to the Company, the Registration Statement would be required to include information concerning such transactions or the parties thereto that is not available at the time, the Company shall promptly so advise ARC and, at the Company's election, to be set forth in such notice ("Notice of Postponement"), the filing of the Registration Statement may be postponed for a period not to exceed ninety (90) days from the date the Demand Registration Request is given to the Company under Article 3 hereof (notwithstanding the provisions of Section 4(a)(i) to the contrary); provided, however, that the Company shall not be permitted to give any such Notice of Postponement and to so postpone the filing of the Registration Statement more than once in any 365 day period; and provided, further, that in the event of such postponement, ARC may withdraw the notice of Demand Registration during the 60-day period following the date Notice of Postponement is given by the Company and will thereafter continue to be entitled to one (1) Demand Registration Request pursuant to Article 3 hereof.





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                  (b) The Company shall pay all costs, fees and expenses in
connection with all Registration Statements filed pursuant to Article 2 or
Article 3 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that ARC shall be solely responsible for the fees of any counsel retained by ARC in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by ARC pursuant thereto.

                  (c) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the holders of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                  (d) The Company shall cooperate with ARC to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold (in such denominations and registered in such names as ARC may request) and not bearing any legends restricting the transfer thereof under the Securities Act, except as may be required by law.

                  (e) The Company shall cause all Registrable Securities to be listed or accepted for listing or quotation on each securities exchange or interdealer quotation system on which the Company's Common Stock then trades.

                  (f) The Company shall provide a CUSIP number for all Registrable Securities covered by the Registration Statement.

                  (g) Otherwise use best efforts to comply with all applicable provisions of the Securities Act, and rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         5. INDEMNIFICATION.

                  (a) The Company shall indemnify and hold harmless ARC, any underwriter (as defined in the Act) for ARC and each person, if any, who controls ARC or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934




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Act"), against any losses, claims, damages or liabilities joint or several) to which they may become subject under the Securities Act, or the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by me Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the 1934 Act or any state securities law; and the Company will pay to ARC, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, including without limitation any governmental investigation relating to any such alleged Violation; provided however, that the indemnity agreement contained in this Section 5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any indemnitee for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by such indemnitee expressly for use in connection with such registration.

                  (b) ARC will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, and any controlling person of any such underwriter against any losses, claims, damages, or liabilities joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by ARC expressly for use in connection with such registration; and ARC will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5, in connection with investigating or defending any such loss, claim, damage, liability or action provided however, that the indemnity agreement contained in this Section 5 shall not apply to amounts paid in settlement of any such loss, claim damage, liability or action if such settlement is effected without the consent of ARC, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity obligation under this Section 5 (together with any obligation to contribute under subsection (d) hereof) exceed the gross proceeds from the offering received by ARC.

                  (c) Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action (including any governmental action or investigation), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and to the extent the




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indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

                  (d) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 5 but is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such Registration Statement and any controlling person of the Company), as one entity, and ARC (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and ARC in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses - The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by ARC, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and ARC agree that it would be unjust and inequitable if the respective obligations of the Company and ARC for contribution were determined by pro rata or per capital allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if ARC and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 5. In no case shall ARC be responsible for a portion of the contribution obligation in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of all Registrable Securities) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of all Registrable Securities) by all holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person, if any, who controls any underwriter within the meaning of Section 15 of the Act or Section 20(a) of the 1934 Act and each officer, director, partner, employee and agent of ARC, underwriter or control person shall have the same rights to contribution as ARC, underwriter




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or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the 1934 Act, each officer of the Company who shall have signed any such Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 5. Anything in this Section 5 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent, provided that such consent may not be unreasonably withheld. This Section 5 is intended to supersede any right to contribution under the Securities Act, the 1934 Act or otherwise.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in. the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in this Agreement shall control.

                  (f) The obligations of the Company and ARC under this Section 5 shall survive the completion of any offering of Registrable Securities in a Registration Statement or the termination or suspension of this Agreement.

         6. 1934 ACT REGISTRATION; RULE 144 REPORTING. The Company covenants and agrees that until such time as ARC no longer holds any Registrable Securities it will:

                  (a) If required by law, use its best efforts to maintain an effective Registration Statement (containing such information and documents as the Commission shall specify) with respect to its Common Stock under Section 12 of the 1934 Act;

                  (b) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, even if the Company subsequently ceases to be subject to such reporting requirements;

                  (c) Use its best efforts to file with the Commission in a timely manner all reports and documents required of the Company under the Act and the 1934 Act;

                  (d) Furnish to ARC promptly upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company and other information in the possession of or reasonably attainable by the Company as ARC may reasonably request in availing itself of any rule or regulation of the Commission allowing ARC to sell any such Registrable Securities without registration.




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                  (e) The Company represents and warrants to ARC that any
information, document or report filed with the Commission in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) ARC, its partners, officers, directors, employees and agents, each broker, dealer or underwriter (within the meaning of the Act), if any, acting for ARC in connection with any offering or sale of Registrable Securities or any person controlling (within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act) ARC and any such broker, dealer or underwriter from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 5.

         7. ADDITIONAL TERMS.

                  (a) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by ARC shall impose upon ARC any obligation to sell ARC's Registrable Securities.

                  (b) ARC, upon receipt of notice from the Company that an event has occurred which requires a Post-Effective Amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until ARC receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

                  (c) If the Company fails to keep the Registration Statement referred to in Article 2 and Article 3 above continuously effective during the requisite period, then the Company shall, promptly upon the request of ARC, use its best efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

                  (d) ARC agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning ARC in the Registration Statement or in order to promote compliance by the Company or ARC with the Securities Act.





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         8. GOVERNING LAW. This Registration Rights Agreement shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of Delaware, without giving effect to the choice of law rules thereof.

         9. AMENDMENT. This Registration Rights Agreement may only be amended by a written instrument executed by the Company and ARC.

         10. ENTIRE AGREEMENT. This Registration Rights Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         11. EXECUTION IN COUNTERPARTS. This Registration Rights Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         12. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

         If to ARC, to its address set forth on the first page of this Registration Rights Agreement.

         If to the Company, to the address set forth on the first page of this Registration Rights Agreement.

         13. BINDING EFFECT; BENEFITS. This Registration Rights Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein. contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective legal representatives and successors, any rights or remedies under or by reason of this Registration Rights Agreement.

         14. HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Registration Rights Agreement.

         15. SEVERABILITY. Any provision of this Registration Rights Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as



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to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Registration Rights Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         IN WITNESS WHEREOF, this Registration Rights Agreement has been executed and delivered by the parties hereto as of the date first above written.



                                          VIRAGEN, INC.



                                          By: /s/ Gerald Smith
                                              ---------------------------------
                                              Gerald Smith, President



                                          AMERICAN NATIONAL RED CROSS

                                          By: /s/ Naill M. Conway
                                              ---------------------------------
                                          Name:  Naill M. Conway
                                                 ------------------------------
                                          Its:   V.P. Manufacturing
                                                 ------------------------------




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